                                                                    Exhibit 99.1



                        CERTIFICATION OF PERIODIC REPORT

I, Jonathon K. Heffron of Bank United Corp. Litigation Contingent Payment Rights Trust (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that: (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 14, 2002

/s/ Jonathon K. Heffron
Jonathon K. Heffron
Trustee




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
                                                                    Exhibit 99.1



                        CERTIFICATION OF PERIODIC REPORT

I, Salvatore A. Ranieri of Bank United Corp. Litigation Contingent Payment Rights Trust (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that: (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 14, 2002

/s/ Salvatore A. Ranieri
Salvatore A. Ranieri
Trustee



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